                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 ---------------



  Date of report (Date of earliest event reported):   September 19, 2000



                                Nx NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                    000-20512               54-1345159
 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                  Identification No.)



                                Nx Networks, Inc.
                          13595 Dulles Technology Drive
                             Herndon, Virginia 20171
          (Address of Principal Executive Offices, Including Zip Code)

                                 (703) 742-6000
              (Registrant's telephone number, including area code)

                               Netrix Corporation
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other events

On September 18, 2000, Netrix Corporation, a Delaware corporation doing business under the name Nx Networks ("Nx Networks"), filed an amendment to its Certificate of Incorporation, changing its name from Netrix Corporation to Nx Networks, Inc. The change is to be effective at 12:01 a.m. September 19, 2000. In addition, Nx Networks has changed its NASDAQ National Market trading symbol from "NTRX" to "NXWX".

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)      Financial Statements of Business Acquired

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Not applicable.

                  (c)      Exhibits

                           The following exhibits are included as part of this report:

                           (99)     Press Release dated September 18, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         NETRIX CORPORATION



Date:  September 19, 2000             By:  /s/  Peter J. Kendrick
                                         _____________________________
                                           Name:   Peter J. Kendrick
                                           Title:  Chief Financial Officer

                                  EXHIBIT LIST

     Exhibit No.           Description

99                Press Release dated September 18, 2000.